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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): NOVEMBER 7, 2001
                                                        -----------------



                         FAIRPOINT COMMUNICATIONS, INC.
                         ------------------------------
             (Exact Name of Registrant as specified in its charter)



        DELAWARE                        333-56365                 13-3725229
     ----------------                ----------------        -------------------
(State or other jurisdiction         (Commission File           (IRS Employer
     of incorporation)                    Number)            Identification No.)



      521 EAST MOREHEAD STREET, SUITE 250, CHARLOTTE, NORTH CAROLINA 28202
      --------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (704) 344-8150
                                                          ---------------


                                       N/A
                                       ---
         (Former name or former address, if changed since last report):


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Item 5.    Other Events

      On November 7, 2001, FairPoint Communications, Inc. (the "Company") issued a press release (the "Press Release") announcing the sale of certain assets of its subsidiary, FairPoint Communications Solutions Corp., to Choice One Communications Inc. ("Choice One") in exchange for cash and Choice One common stock, the Company's third quarter results for the quarterly period ended September 30, 2001 and that the Company has named Eugene Johnson as Chief Executive Officer of the Company, effective January 1, 2002. The Press Release is hereby incorporated by reference herein and is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits

(c)   Exhibits

      *10.1 Network Transition Agreement, dated November 7, 2001, by and among FairPoint Communications Solutions Corp., Choice One Communications Inc. and selected subsidiaries of Choice One Communications Inc.

      *99.1  Press Release, dated November 7, 2001.

--------
* Filed herewith.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FAIRPOINT COMMUNICATIONS, INC.


                                          By:    /s/ WALTER E. LEACH, JR.
                                               ---------------------------------
                                               Name:   Walter E. Leach, Jr.
                                               Title:  Senior Vice President and
                                                       Chief Financial Officer


Date: November 8, 2001




                                      S-1


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